EXHIBIT 23.1


          INDEPENDENT AUDITORS' CONSENT

          We consent to the incorporation by reference in this Form 8-K of Ballard Medical Products of our report dated March 1, 1996, except for Note 8, for which the date is March 21, 1996, appearing in the Annual Report on Form 10-KSB of Cardiotronics Systems, Inc. for the year ended December 31, 1995.


                                             Deloitte & Touche LLP
                                             Costa Mesa, California
                                             December 23, 1996